                                                                    EXHIBIT 4.01

          Number                                      Shares
       [EXO-     ]                                [            ]
       COMMON STOCK                                COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

                           [EXODUS LOGO APPEARS HERE]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 302088 10 9

THIS CERTIFIES THAT
                                                SEE REVERSE FOR CERTAIN
                                              DEFINITIONS AND A STATEMENT AS TO
                                              THE RIGHTS, PREFERENCES,
                                              PRIVILEGES AND RESTRICTIONS OF
                                              SHARES

IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         $0.001 PAR VALUE PER SHARE, OF

                          EXODUS COMMUNICATIONS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:

                              [SEAL APPEARS HERE]

          /s/ Adam W. Wegner                   /s/ K.B. Chandrasekhar
          ------------------                   ----------------------
          SECRETARY                            CHAIRMAN OF THE BOARD

[VERTICALLY, IN LOWER RIGHT CORNER]

COUNTERSIGNED AND REGISTERED:
                                BANKBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

BY
                                 /s/ Illegible
                                 -------------
                              AUTHORIZED SIGNATURE

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A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         -   as tenants in common
TEN ENT         -   as tenants by the entireties
JT TEN          -   as joint tenants with right of survivorship
                    and not as tenants in common



          UNIF GIFT MIN ACT  --____________________ Custodian ________________
                                      (Cust)                       (Minor)
                               under Uniform Gifts to Minors
                               Act ___________________________________________
                                                      (State)
          UNIF TRF MIN ACT  --_______________ Custodian (until age __________)
                                   (Cust)
                              __________________________ under Uniform Transfers
                                       (Minor)
                              to Minors Act ___________________________________
                                                           (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED,___________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
[              ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

                              X __________________________________________
                              X __________________________________________

                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.